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                               [LOGO]     Blue Chip
                              BlueChip    Value Fund

                                Quarterly Report

                                 to Stockholders





                               September 30, 2003
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

INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:

         Blue Chip Value Fund's net asset value was up 4.4% for the third quarter, outperforming the S&P 500 by 1.7%. However, year to date we are behind the S&P 500 by 1.9%.

         In the third quarter, performance was driven by stock selection in technology, healthcare and commercial services. Our holding in National Semiconductor Corp. was up more than 60% during the period, as the market recognized the recovery in technology spending. Mylan Laboratories Inc., an exciting generic drug company with a strong pipeline of potential new opportunities, performed well during the quarter. Accenture Ltd., a worldwide leader in business consulting and outsourcing, was up more than 23% during the quarter as the market began to discount improvement in the company's cash flow. Radian Group Inc., a leading mortgage insurer, was up more than 21% during the quarter as gross margins expanded from better cost control. Starwood Hotels & Resorts Inc. was up more than 21% as investors forecasted better hotel occupancy and firmer pricing.

         Investment performance from our energy and capital goods holdings was disappointing. We continue to believe that energy companies are undervalued. However, concerns about the return of Iraqi oil production led the market to a different conclusion. In capital goods, our holding of Raytheon Co. underperformed because of concerns that the government deficit would slow the growth in defense spending.

         Year to date, the healthcare sector has provided our best performance, and Omnicare Inc., a contract provider of prescription drugs to long-term care patients, is our best performing stock. Our most disappointing performance has come from financial services provider, Freddie Mac, a major player in the home loan secondary market which, as you know from the newspaper accounts, has been involved in accounting irregularities materially understating their earnings.

         We remain confident that the economic recovery is on track and that the stock market will provide a positive return in the year ahead. We continue to own quality companies purchased at what we believe is a discount to their intrinsic value based on the free cash flow we believe they will generate.

         Subsequent to the end of the third quarter, agreements were finalized to leverage the portfolio by borrowing on a secured basis. We continue to closely monitor the markets, and anticipate the possibility that before year end, we may borrow a portion of the available credit in order to enhance your portfolio's return.

         Over the three years ended September 30, 2003, the Fund's NAV outperformed the S&P 500 by 5.7% annually. This noteworthy performance has come with contributions from our investment professionals using an intensive research process. In recognition of this, the investment adviser has chosen, effective December 1, 2003, to recognize the Fund as being managed by a team rather than citing one individual. This does not represent a change in personnel, but rather an evolution of the management team supporting the Fund. They are Mark Adelmann, Kris Herrick, Troy Dayton and Derek Anguilm.

         Thank you for your continued investment in the Blue Chip Value Fund.


Sincerely,

/s/ Todger Anderson

Todger Anderson, CFA
President


         The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

BLUE CHIP VALUE FUND RECOGNIZES
PORTFOLIO MANAGEMENT TEAM

         Effective December 1, 2003, Mark Adelmann, Portfolio Manager since June 3, 2002, Troy Dayton, Kris Herrick and Derek Anguilm are recognized as the portfolio management team of Blue Chip Value Fund Inc. The Team meets regularly to review portfolio holdings and discuss purchase and sale activity.

         Mark Adelmann, CFA, CPA, Vice President and Portfolio Manager/Research Analyst, joined Denver Investment Advisors LLC in 1995. He has 23 years total investment experience.

         Troy Dayton, CFA, Vice President and Portfolio Manager/ Research Analyst, joined Denver Investment Advisors LLC in 2002. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 2001) and Dresdner RCM Global Investors (since 1998). He has 7 years total investment experience.

         Kris Herrick, CFA, Vice President and Portfolio Manager/ Research Analyst, joined Denver Investment Advisors LLC in 2000. Prior to joining the firm, he was an Equity Research Analyst with Jurika and Voyles (since 1997). He has 6 years total investment experience.

         Derek Anguilm, Vice President and Research Analyst, joined Denver Investment Advisors LLC in 2000. Prior to joining the firm he was with EVEREN Securities (since 1999). He has 4 years total investment experience.



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characteristic  updates,  press releases and financial reports electronically as soon as they are  available,  please  send an  e-mail  to  blu@denveria.com  and
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blu@denveria.com or toll-free at 1-800-624-4190.

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                    Sector Diversification in Comparison to
                       S&P 500 as of September 30, 2003*
--------------------------------------------------------------------------------
                                                         Fund          S&P 500
--------------------------------------------------------------------------------
Basic Materials                                          2.8%            2.6%
--------------------------------------------------------------------------------
Capital Goods                                            5.9%            4.9%
--------------------------------------------------------------------------------
Commercial Services                                      2.0%            2.2%
--------------------------------------------------------------------------------
Communications                                           3.9%            6.2%
--------------------------------------------------------------------------------
Consumer Cyclical                                       12.0%           12.6%
--------------------------------------------------------------------------------
Consumer Staples                                         6.7%            8.7%
--------------------------------------------------------------------------------
Energy                                                   7.1%            5.7%
--------------------------------------------------------------------------------
Financials                                              21.4%           23.4%
--------------------------------------------------------------------------------
Medical/Healthcare                                      18.3%           13.4%
--------------------------------------------------------------------------------
REITs                                                    0.0%            0.4%
--------------------------------------------------------------------------------
Technology                                              14.3%           15.5%
--------------------------------------------------------------------------------
Transportation                                           1.8%            1.6%
--------------------------------------------------------------------------------
Utilities                                                1.1%            2.9%
--------------------------------------------------------------------------------
Short-Term Investments and
Net Other Assets/Liabilities                             2.7%             --
--------------------------------------------------------------------------------
* Sector diversification is subject to change and may not be representative of future investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                            as of September 30, 2003
--------------------------------------------------------------------------------
                 Return      9 Mos.    1-Year      3-Year       5-Year   10-Year
--------------------------------------------------------------------------------
Blue Chip
Value Fund       NAV         12.81%    24.04%      (4.35%)      2.13%     9.24%
--------------------------------------------------------------------------------
Blue Chip        Market
Value Fund       Price       32.21%    33.00%      (1.09%)      4.25%     9.98%
--------------------------------------------------------------------------------
S&P 500
Index                        14.72%    24.39%     (10.13%)      1.00%    10.05%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Market Price Performance History Since
                Inception (04/15/87) through September 30, 2003
--------------------------------------------------------------------------------

   [The following table was depicted as a Line Graph in the Printed Material]

                                                                   Annual Distr.
Qtr Ends                         Adj. Mkt Price     Act. Mkt Price    Totals
--------                         --------------     --------------    ------
04/01/1987(Inception)               $   10.00         $   10.00
06/87                               $    9.50         $    9.50
09/87                               $    7.80         $    7.75
12/87                               $    5.58         $    5.50        0.11
3/88                                $    5.87         $    5.75
6/88                                $    6.31         $    6.13
9/88                                $    6.10         $    5.88
12/88                               $    6.28         $    6.00        0.19
3/89                                $    6.73         $    6.25
6/89                                $    7.62         $    6.88
9/89                                $    8.54         $    7.50
12/89                               $    8.20         $    7.00        0.78
3/90                                $    8.13         $    6.75
6/90                                $    8.21         $    6.63
9/90                                $    6.86         $    5.38
12/90                               $    7.86         $    6.00        0.75
3/91                                $    9.28         $    6.88
6/91                                $    9.88         $    7.13
9/91                                $   10.49         $    7.38
12/91                               $   11.40         $    7.63        0.96
3/92                                $   11.77         $    7.88
6/92                                $   12.07         $    7.88
9/92                                $   12.18         $    7.75
12/92                               $   12.81         $    7.75        0.77
03/93                               $   13.64         $    8.25
06/93                               $   13.78         $    8.13
09/93 (Rights Offering)             $   14.51         $    8.25
12/93                               $   14.57         $    7.88        0.80
03/94                               $   14.10         $    7.63
06/94                               $   12.54         $    6.75
09/94                               $   12.83         $    6.88
12/94                               $   12.65         $    6.13        0.75
03/95                               $   13.68         $    6.63
06/95                               $   14.78         $    7.13
09/95                               $   15.88         $    7.63
12/95                               $   17.91         $    7.63        1.08
03/96                               $   19.09         $    8.13
06/96                               $   20.04         $    8.50
Sep-96                              $   21.89         $    9.25
Dec-96                              $   24.98         $    9.25        1.35
3/1/1997 (Rights Offering)          $   22.92         $    8.38
Jun-97                              $   27.37         $    9.75
Sep-97                              $   31.13         $   10.81
Dec-97                              $   35.11         $   10.94        1.57
Mar-98                              $   38.12         $   11.88
Jun-98                              $   37.19         $   11.31
Sep-98                              $   30.52         $    9.06
Dec-98                              $   35.58         $    9.75        1.13
Mar-99                              $   35.12         $    9.63
Jun-99                              $   37.90         $   10.13
Sep-99                              $   35.79         $    9.31
Dec-99                              $   37.95         $    8.69        1.68
Mar-00                              $   36.04         $    8.25
Jun-00                              $   37.62         $    8.38
Sep-00                              $   38.84         $    8.44
Dec-00                              $   36.75         $    7.55        0.89
Mar-01                              $   34.06         $    6.79
Jun-01                              $   41.48         $    8.05
Sep-01                              $   37.75         $    7.14
Dec-01                              $   41.92         $    7.56        0.74
03/31/2002 - Rights Offering        $   39.16         $    7.02
Jun-02                              $   34.89         $    6.10
Sep-02                              $   28.26         $    4.80
Dec-02                              $   28.43         $    4.59        0.56
Mar-03                              $   27.31         $    4.41
Jun-03                              $   36.60         $    5.77
Sep-03                              $   37.59         $    5.79        0.24

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(2) Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. Please note the distribution total for 2003 is for nine months ended September 30, 2003. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (Unaudited)

ASSETS
Investments at market value                                       $ 139,827,801
  (identified cost $134,440,313)
Dividends receivable                                                    138,393
Interest receivable                                                       2,617
Other assets                                                             38,768
                                                                  -------------
  TOTAL ASSETS                                                      140,007,579
                                                                  -------------

LIABILITIES
Payable for securities purchased                                         17,935
Advisory fee payable                                                     71,236
Administration fee payable                                                7,671
Accrued expenses and other liabilities                                   43,386
                                                                  -------------
  TOTAL LIABILITIES                                                     140,228
                                                                  -------------
NET ASSETS                                                        $ 139,867,351
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     267,721
Paid-in-capital                                                     158,852,707
Undistributed net investment income                                      67,701
Accumulated net realized loss                                       (18,500,665)
Net unrealized appreciation on                                        5,387,488
investments
Undesignated distributions                                           (6,207,601)
                                                                  -------------
                                                                  $ 139,867,351
                                                                  =============

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,772,138
                                                                  =============

Net asset value per share                                         $        5.22
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2003 (Unaudited)


INCOME
  Dividends                                       $  1,297,669
  Interest                                              38,728
                                                  ------------
    TOTAL INCOME                                                   $  1,336,397
                                                                   ------------
EXPENSES
  Investment advisory fee
    (Note 3)                                           606,477
  Administrative services fee
    (Note 3)                                            68,542
  Legal fees                                           121,250
  Stockholder reporting                                105,750
  Transfer agent fees                                   55,552
  Directors' fees                                       53,866
  NYSE listing fees                                     29,652
  Audit and tax preparation fees                        18,331
  Insurance and fidelity bond                            8,243
  Custodian fees                                         7,218
  Other                                                  6,428
                                                  ------------
    TOTAL EXPENSES                                                    1,081,309
                                                                   ------------
    NET INVESTMENT INCOME                                               255,088
                                                                   ------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on investments                                   (2,110,682)
  Change in net unrealized appreciation
    or depreciation of investments                                   18,138,759
                                                                   ------------
    NET GAIN ON INVESTMENTS                                          16,028,077
                                                                   ------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $ 16,283,165
                                                                   ============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                               For the Nine          For the
                                               Months Ended         Year Ended
                                              September 30,        December 31,
                                                 2003(1)               2002
                                              -------------       -------------
Increase/(decrease) in net
  assets from operations:
  Net investment income                       $     255,088       $     930,340
  Net realized loss from
    securities transactions                      (2,110,682)        (16,214,221)
  Change in net unrealized
    appreciation or depreciation
    of investments                               18,138,759         (21,320,777)
                                              -------------       -------------
                                                 16,283,165         (36,604,658)
                                              -------------       -------------
Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                            (187,387)           (930,340)
  Return of capital                                       0         (13,857,137)
  Undesignated (Note 1)                          (6,207,601)                  0
                                              -------------       -------------
                                                 (6,394,988)        (14,787,477)
                                              -------------       -------------
Increase in net assets from
  common stock transactions:
  Proceeds from the sale of
    0 and 5,262,771 shares
    respectively, net of offering
    expenses (Note 4)                                     0          32,797,247
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (251,588 and
    295,323 shares issued,
    respectively)                                 1,266,264           1,790,086
                                              -------------       -------------
                                                  1,266,264          34,587,333
                                              -------------       -------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                  11,154,441         (16,804,802)

NET ASSETS
  Beginning of period                           128,712,910         145,517,712
                                              -------------       -------------
  End of period (including
    $67,701 and $0 of
    undistributed net
    investment income,
    respectively)                             $ 139,867,351       $ 128,712,910
                                              =============       =============

See accompanying notes to financial statements.

(1) Unaudited.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                For the Nine
                                                                Months Ended
Per Share Data                                                  September 30,
(for a share outstanding throughout each period)                    2003(1)
                                                                  -----------
Net asset value - beginning of period                             $      4.85
Investment operations
Net investment income                                                    0.01
Net gain (loss) on investments                                           0.60
                                                                  -----------
Total from investment operations                                         0.61
                                                                  -----------
Distributions
From net investment income                                              (0.01)
From net realized gains on investments                                   --
Return of capital                                                        --
Undesignated                                                            (0.23)
                                                                  -----------
Total distributions                                                     (0.24)
                                                                  -----------
Capital Share Transactions
Dilutive effects of rights offerings                                     --
Offering costs charged to paid in capital                                --
                                                                  -----------
Total capital share transactions                                         --
                                                                  -----------
Net asset value, end of period                                    $      5.22
                                                                  ===========
Per share market value, end of period                             $      5.79
                                                                  ===========

Total investment return(2) based on:
  Net Asset Value                                                        12.8%
  Market Value                                                           32.2%
Ratios/Supplemental data:
Ratios of expenses to average net assets                                 1.10%*
Ratio of net investment income to average net assets                     0.26%*
Ratio of total distributions to average net assets                       4.84%
Portfolio turnover rate(3)                                              34.70%
Net assets - end of period (in thousands)                         $    139,867

See accompanying notes to financial statements.

*   Annualized.

(1) Unaudited.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value

                         For the year ended December 31,
-------------------------------------------------------------------------------
    2002             2001             2000            1999              1998
-----------      -----------      -----------      -----------      -----------
$      6.94      $      8.17      $      9.09      $     10.25      $      9.76

       0.04             0.04             0.05             0.03             0.05
      (1.40)           (0.29)           (0.08)            0.49             1.62
-----------      -----------      -----------      -----------      -----------
      (1.36)           (0.25)           (0.03)            0.52             1.67
-----------      -----------      -----------      -----------      -----------

      (0.04)           (0.04)           (0.05)           (0.03)           (0.05)
         --            (0.36)           (0.84)           (1.65)           (1.08)
      (0.52)           (0.34)              --               --               --
         --               --               --               --               --
-----------      -----------      -----------      -----------      -----------
      (0.56)           (0.74)           (0.89)           (1.68)           (1.13)
-----------      -----------      -----------      -----------      -----------

      (0.16)           (0.23)              --               --            (0.04)
      (0.01)           (0.01)              --               --            (0.01)
-----------      -----------      -----------      -----------      -----------
      (0.17)           (0.24)              --               --            (0.05)
-----------      -----------      -----------      -----------      -----------
$      4.85      $      6.94      $      8.17      $      9.09      $     10.25
===========      ===========      ===========      ===========      ===========
$      4.59      $      7.56      $      7.55      $      8.69      $      9.75
===========      ===========      ===========      ===========      ===========

     (20.6%)           (3.0%)            0.2%             6.2%            17.6%
     (32.2%)           14.1%            (3.2%)            6.7%             1.3%

      0.93%            0.91%            0.88%            0.85%            0.94%
      0.64%            0.56%            0.63%            0.32%            0.56%
     10.15%           10.21%           10.46%           16.86%           11.62%
     65.86%           73.30%          127.55%           54.24%           76.02%
$   128,713      $   145,517      $   140,863      $   153,002      $   171,512

    from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2003 were $44,123,272 and $49,863,395, respectively.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
September 30, 2003 (Unaudited)

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
COMMON STOCKS - 97.23%
BASIC MATERIALS - 2.81%
Forestry & Paper - 2.81%
Bowater Inc.                            93,500     $  4,423,466   $  3,932,610
TOTAL BASIC MATERIALS                                 4,423,466      3,932,610
------------------------------------------------------------------------------

CAPITAL GOODS - 5.86%
Aerospace & Defense - 2.83%
General Dynamics Corp.                  27,300        2,114,555      2,131,038
Raytheon Co.                            65,100        2,261,445      1,822,800
                                                   ------------   ------------
                                                      4,376,000      3,953,838
Electrical Equipment - 3.03%
Parker Hannifin Corp.                   94,800        4,519,195      4,237,560
TOTAL CAPITAL GOODS                                   8,895,195      8,191,398
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 1.95%
Business Products & Services - 1.95%
Accenture Ltd.*                        122,200        2,485,833      2,729,948
TOTAL COMMERCIAL
  SERVICES                                            2,485,833      2,729,948
------------------------------------------------------------------------------

COMMUNICATIONS - 3.88%
Telecomm Service Providers - 3.88%
ALLTEL Corp.                            66,100        3,347,105      3,063,074
BellSouth Corp.                         99,800        3,723,366      2,363,264
                                                   ------------   ------------
                                                      7,070,471      5,426,338
TOTAL COMMUNICATIONS                                  7,070,471      5,426,338
------------------------------------------------------------------------------

CONSUMER CYCLICAL - 12.01%
Clothing & Accessories - 2.38%
TJX Companies Inc.                     171,300        2,590,532      3,326,646
General Merchandise - 2.51%
Target Corp.                            93,300        3,209,526      3,510,879
Hotels & Gaming - 2.89%
Starwood Hotels &
  Resorts Inc.                         116,300        3,572,776      4,047,240
Publishing & Media - 4.23%
Dow Jones &
  Company Inc.                          49,000        2,633,334      2,320,150
Viacom Inc. - Class B                   58,800        2,889,801      2,252,040
Walt Disney Co.                         66,800        1,393,508      1,347,356
                                                   ------------   ------------
                                                      6,916,643      5,919,546
TOTAL CONSUMER CYCLICAL                              16,289,477     16,804,311
------------------------------------------------------------------------------

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
CONSUMER STAPLES - 6.66%
Food & Agricultural Products - 6.66%
Bunge Ltd.                             123,800      $ 2,963,252    $ 3,404,500
Kraft Foods Inc.                        83,500        2,627,196      2,463,250
Tyson Foods Inc.                       244,200        2,850,205      3,450,546
                                                   ------------   ------------
                                                      8,440,653      9,318,296
TOTAL CONSUMER STAPLES                                8,440,653      9,318,296
------------------------------------------------------------------------------

ENERGY - 7.09%
Exploration & Production - 2.31%
Devon Energy Corp.                      67,112        3,235,880      3,234,147
Integrated Oils - 2.72%
ConocoPhillips                          69,519        3,961,319      3,806,165
Oil Services - 2.06%
Transocean Inc.*                       144,100        3,157,137      2,882,000
TOTAL ENERGY                                         10,354,336      9,922,312
------------------------------------------------------------------------------

FINANCIALS - 21.39%
Insurance & Real Estate Brokers - 2.16%
Willis Group
  Holdings Ltd.                         98,200        2,818,448      3,019,650
Integrated Financial Services - 2.85%
Citigroup Inc.                          87,500        3,751,033      3,982,125
Money Center Banks - 0.98%
Bank of America Corp.                   17,600        1,191,759      1,373,504
Property Casualty Insurance - 10.18%
Allstate Corp.                          68,300        2,455,296      2,494,999
AMBAC Financial
  Group Inc.                            46,200        2,518,371      2,956,800
American
  International Group                   45,600        2,943,285      2,631,120
Radian Group Inc.                       76,400        2,671,676      3,392,160
Travelers Property and
  Casualty Corp.                       173,800        2,512,932      2,759,944
                                                   ------------   ------------
                                                     13,101,560     14,235,023
Regional Banks - 1.02%
SouthTrust Corp.                        48,500        1,134,258      1,425,415
Securities & Asset Management - 2.00%
Goldman Sachs Group Inc.                13,600          919,330      1,141,040
Lehman Brothers
  Holdings Inc.                         24,000        1,379,233      1,657,920
                                                   ------------   ------------
                                                      2,298,563      2,798,960
Specialty Finance - 2.20%
Freddie Mac                             58,900        3,619,267      3,083,415
TOTAL FINANCIALS                                     27,914,888     29,918,092
------------------------------------------------------------------------------

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
MEDICAL - HEALTHCARE - 18.31%
Healthcare Services - 6.76%
Aetna Inc.                              74,300      $ 3,500,712   $  4,534,529
Caremark RX Inc.*                       60,100        1,393,635      1,358,260
Omnicare Inc.                           98,819        2,408,500      3,563,413
                                                   ------------   ------------
                                                      7,302,847      9,456,202
Pharmaceuticals - 11.55%
Bristol-Myers Squibb Co.                86,380        3,495,709      2,216,511
King
  Pharmaceuticals Inc.*                183,300        2,314,437      2,776,995
Mylan Laboratories Inc.                 93,600        2,713,945      3,617,640
Pfizer Inc.                            154,560        4,311,411      4,695,533
Wyeth                                   61,600        2,181,344      2,839,760
                                                   ------------   ------------
                                                     15,016,846     16,146,439
TOTAL MEDICAL -
  HEALTHCARE                                         22,319,693     25,602,641
------------------------------------------------------------------------------

TECHNOLOGY - 14.32%
Computer Software - 3.26%
Microsoft Corp.                        164,200        5,018,589      4,563,118
Electronic Equipment - 0.95%
American Power
  Conversion                            77,200          985,354      1,323,208
IT Services - 1.90%
Computer
  Sciences Corp.*                       70,800        2,914,653      2,659,956
Semiconductors - 5.91%
Intel Corp.                            138,700        3,415,270      3,815,637
National
  Semiconductor Corp.*                  67,500        1,278,794      2,179,575
Xilinx Inc.*                            79,500        2,117,355      2,266,545
                                                   ------------   ------------
                                                      6,811,419      8,261,757
Technology Resellers - Distributors - 2.30%
Tech Data Corp.*                       104,200        2,822,347      3,214,570
TOTAL TECHNOLOGY                                     18,552,362     20,022,609
------------------------------------------------------------------------------

TRANSPORTATION - 1.83%
Railroads - 1.83%
Union Pacific Corp.                     44,000        2,552,640      2,559,480
TOTAL TRANSPORTATION                                  2,552,640      2,559,480
------------------------------------------------------------------------------

                                                                      Market
                                      Shares           Cost            Value
                                     ---------       ---------       ---------
UTILITIES - 1.12%
Electric - Gas Utilities - 1.12%
Exelon Corp.                            24,600      $ 1,303,633    $ 1,562,100
TOTAL UTILITIES                                       1,303,633      1,562,100
------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                 130,602,647    135,990,135
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 2.74%
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                   3,837,666      3,837,666
TOTAL SHORT-TERM
  INVESTMENTS                                         3,837,666      3,837,666
------------------------------------------------------------------------------

TOTAL
INVESTMENTS                              99.97%     134,440,313    139,827,801
Other Assets in
  Excess of Liabilities                   0.03%                         39,550
                                        ------                    ------------
NET ASSETS                              100.00%                   $139,867,351
                                        ======                    ============


*   Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
September 30, 2003 (Unaudited)

1.       ORGANIZATION AND SIGNIFICANT
         ACCOUNTING POLICIES

         Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

         Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

         When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

         The Fund had available for federal income tax purposes unused capital loss carryovers of approximately $15,485,000, which will expire in 2010.

         The Fund intends to elect to defer to its fiscal year ending December 31, 2003, approximately $468,000 of losses recognized during the period November 1, 2002 to December 31, 2002, which will expire in 2011 if unutilized.

         The tax character of the distributions paid was as follows:

                                           Nine Months Ended        Year Ended
                                              September 30,        December 31,
                                                  2003                 2002
                                               -----------         -----------
Distributions paid from:
Ordinary income                                $   187,387         $   930,340
Long-term capital gain                                   0                   0
Undesignated                                     6,207,601                   0
Return of capital                                        0          13,857,137
                                               -----------         -----------
Total                                          $ 6,394,988         $14,787,477
                                               ===========         ===========

         As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income                                $     67,701
Accumulated net realized loss                                       (18,063,111)
Net unrealized appreciation                                           4,949,934
Undesignated distributions                                           (6,207,601)
                                                                   ------------
Total                                                              $(19,253,077)
                                                                   ============

         The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, all or a portion of such undesignated distributions may constitute a non-taxable return of capital. Management currently believes it is likely that all of the undesignated portion will be a non-taxable return of capital, however the actual determination of the source of the undesignated distributions can be made only at year-end.

         The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United Stated of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.       UNREALIZED APPRECIATION AND
         DEPRECIATION OF INVESTMENTS
         (TAX BASIS)

As of September 30, 2003:

Gross appreciation (excess of value over tax cost)                $  13,759,923
Gross depreciation (excess of tax cost over value)                   (8,809,989)
                                                                  -------------
Net unrealized appreciation                                       $   4,949,934
                                                                  -------------
Cost of investments for income tax purposes                       $ 134,877,867
                                                                  =============

3.       INVESTMENT ADVISORY AND
         ADMINISTRATION SERVICES

         The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

         Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4.       SUBSEQUENT EVENTS

         The Fund declared a distribution of $0.13 per share on October 1, 2003. The distribution was payable October 24, 2003, to stockholders of record on October 10, 2003. Of the total distribution, approximately $0.0025 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

         The Fund entered into a $15 million secured credit line with Custodial Trust Company, a banking unit of Bear Stearns, on November 20, 2003. The interest rate on the line of credit, which will be reset every 30 days, will be 30-day LIBOR plus 100 basis points. The Fund may repay the loan at any time without prepayment penalties, and the lender may call the loan at its discretion.

--------------------------------------------------------------------------------

                    BOARD OF DIRECTORS

              Kenneth V. Penland, Chairman
              Todger Anderson, Director
              Robert J. Greenebaum, Director
              Lee W. Mather, Jr, Director
              Gary P. McDaniel, Director
              Richard C. Schulte, Director
              Roberta M. Wilson, Director

                        OFFICERS
              Kenneth V. Penland, Chairman
              Todger Anderson, President
              Mark M. Adelmann, Vice President
              W. Bruce McConnel, Secretary
              Jasper R. Frontz, Treasurer

              Investment Adviser/Co-Administrator
              Denver Investment Advisors LLC
              1225 17th Street, 26th Floor
              Denver, CO 80202
              (303) 312-5100

              Stockholder Relations
              Margaret R. Jurado
              (800) 624-4190               (303) 312-5100
              e-mail: blu@denveria.com

              Custodian
              Bank of New York
              One Wall Street
              New York, NY 10286

              Co-Administrator
              ALPS Mutual Funds Services, Inc.
              1625 Broadway, Suite 2200
              Denver, CO 80202

              Transfer Agent
              Dividend Reinvestment Plan Agent
              (Questions regarding your Account)
              Mellon Investor Services, LLC
              Overpeck Centre
              85 Challenger Road
              Ridgefield Park, NJ 07660
              (800) 288-9541
              www.melloninvestor.com

                         NYSE Symbol--BLU

                 [LOGO]                Blue Chip
                 BlueChip              Value Fund

                           www.blu.com

--------------------------------------------------------------------------------